Exhibit 10.18
SECOND AMENDMENT TO THE
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of August 29, 2007, by and between ROYAL STREET COMMUNICATIONS, LLC (“Royal Street”). ROYAL STREET COMMUNICATIONS CALIFORNIA, LLC, ROYAL STREET BTA 262, LLC, ROYAL STREET COMMUNICATIONS FLORIDA, LLC, ROYAL STREET BTA 159, LLC, ROYAL STREET BTA 212, LLC, ROYAL STREET BTA 239, LLC, ROYAL STREET BTA 289, LLC and ROYAL STREET BTA 336, LLC, each a Delaware limited liability company (individually and collectively, jointly and severally, the “Borrower”), and METROPCS WIRELESS, INC., a Delaware corporation (“Lender” or “MetroPCS”).
WITNESSETH:
     WHEREAS, Borrower and the Lender are parties to that certain Second Amended and Restated Credit Agreement, executed on December 15, 2005 as of December 22, 2004 (the “Second Credit Agreement”), as amended by the First Amendment to the Second Amended and Restated Credit Agreement, dated as of November 2, 2006 (the “Amended Second Credit Agreement,” together with the Second Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, Royal Street, as Administrative Borrower under the Credit Agreement, has requested, and MetroPCS has agreed, to amend the Credit Agreement to provide for an increase in the principal amount of the Loan Commitment Amount from $500,000,000 to $680,000,000 in accordance with and subject to the terms and conditions set forth herein;
     NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree, subject to the conditions precedent to this Amendment and intending to be legally bound, to amend the Credit Agreement as follows:
     1, Capitalized Terms. All capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, except as otherwise defined or limited herein.
     2. Amendment to Section 1.
     (a) Section 1 of the Credit Agreement, Defined Terms, is hereby modified and amended by deleting the definition of “Loan Commitment Amount” in its entirety and substituting the following in lieu thereof:

     “Loan Commitment Amount” shall mean $680,000,000.00 or the maximum amount that Lender is permitted to lend to Borrower pursuant to the Lender Credit Facility.
     3. No Other Amendments. Except for the amendment set forth in Section 2 hereof, the text of the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.
     4. Representations and Warranties. Borrower agrees, represents and warrants in favor of Lender as follows:
     (a) This Amendment has been executed and delivered by a duly authorized representative of Borrower, and the Credit Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of Borrower and is enforceable against Borrower in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or (ii) general principles of equity;
     (b) Except as reflected on Exhibit 1, each representation or warranty of Borrower set forth in the Credit Agreement is hereby restated and reaffirmed as true and correct in all material respects on and as of the Effective Date, and after giving effect to this Amendment, as if such representation or warranty were made on and as of the Effective Date of, and after giving effect to, this Amendment;
     (c) No Event of Default (or other event which if not timely cured or corrected would with the passage of time become an Event of Default) with respect to Borrower has occurred and is continuing; and
     (d) As of the date hereof, Borrower is solvent after giving effect to the transactions contemplated herein.
     5. Conditions to Effectiveness. This Amendment will be effective as of the date first written above (the “Amendment Effective Date”), subject to the occurrence of each of the following on or before such date:
     (a) Lender shall have received counterparts hereof duly executed by Borrower; and
     (b) All of the representations and warranties of Borrower set forth in the Credit Agreement and this Amendment shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date as though made on and as of such date.

     6. Effect on the Credit Agreement. Except as specifically amended by Section 2 hereof, the Credit Agreement and the Loan Documents shall remain in full force and effect, and is hereby ratified, reaffirmed and confirmed. This Amendment shall be deemed to be a Loan Document for all purposes.
     7. Counterparts. This Amendment may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery or an original executed counterpart of this Amendment.
     8. Law of Contract. This Amendment shall be governed and construed and interpreted in accordance with the laws of the State of New York, without regard to its conflict of laws principles.
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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

BORROWERS:	ROYAL STREET COMMUNICATIONS, LLC,
a Delaware limited liability company

	By:	/s/ Robert A. Gerard

Name: Robert A. Gerard
Title: Chief Executive Officer and Chairman of
the Management Committee

ROYAL STREET COMMUNICATIONS CALIFORNIA, LLC,
a Delaware limited liability company

	By:	Royal Street Communications, LLC,
its sole member

	By:	/s/ Robert A. Gerard

Name: Robert A. Gerard
Title: Chief Executive Officer and Chairman of
the Management Committee

ROYAL STREET BTA 262, LLC,
a Delaware limited liability company

	By:	Royal Street Communications California, LLC,
its sole member

	By:	/s/ Robert A. Gerard

Name: Robert A. Gerard
Title: Chief Executive Officer

ROYAL STREET COMMUNICATIONS FLORIDA, LLC,
a Delaware limited liability company

By:	Royal Street Communications, LLC,
its sole member

By:	/s/ Robert A. Gerard

Name: Robert A. Gerard
Title: Chief Executive Officer and Chairman of
the Management Committee

ROYAL STREET BTA 159, LLC,
a Delaware limited liability company

By:	Royal Street Communications Florida, LLC,
its sole member

By:	/s/ Robert A. Gerard

Name: Robert A. Gerard
Title: Chief Executive Officer

ROYAL STREET BTA 212, LLC,
a Delaware limited liability company

By:	Royal Street Communications Florida, LLC,
its sole member

By:	/s/ Robert A. Gerard

Name: Robert A. Gerard
Title: Chief Executive Officer

ROYAL STREET BTA 239, LLC,
a Delaware limited liability company

By:	Royal Street Communications Florida, LLC,
its sole member

By:	/s/ Robert A. Gerard

Name: Robert A. Gerard
Title: Chief Executive Officer

ROYAL STREET BTA 289, LLC,
a Delaware limited liability company

	By:	Royal Street Communications Florida, LLC,
its sole member

	By:	/s/ Robert A. Gerard

		Name:	Robert A. Gerard
		Title:	Chief Executive Officer

ROYAL STREET BTA 336, LLC,
a Delaware limited liability company

	By:	Royal Street Communications Florida, LLC,
its sole member

	By:	/s/ Robert A. Gerard

		Name:	Robert A. Gerard
		Title:	Chief Executive Officer

LENDER:	METROPCS WIRELESS, INC.,
a Delaware corporation

By:

		Name:	Roger D. Linquist
		Title:	Chief Executive Officer

ROYAL STREET BTA 289, LLC,
a Delaware limited liability company

	By:	Royal Street Communications Florida, LLC,
its sole member

By:

Name: Robert A. Gerard
Title: Chief Executive Officer

ROYAL STREET BTA 336, LLC,
a Delaware limited liability company

	By:	Royal Street Communications Florida, LLC,
its sole member

By:

Name: Robert A. Gerard
Title: Chief Executive Officer

LENDER:	METROPCS WIRELESS, INC.,
a Delaware corporation

	By:	/s/ Roger D. Linquist

Name: Roger D. Linquist
Title: Chief Executive Officer